                                LEHMAN BROTHERS


                             COLLATERAL INFORMATION
                             ----------------------




                           $1,525,000,000 Certificates

                   ContiMortgage Home Equity Loan Trust 1997-4





                 ContiMortgage Corporation (Seller and Servicer)

                         ContiWest Corporation (Seller)

                 ContiSecurities Asset Funding Corp. (Depositor)






--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).


                                            CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
====================================================================================================================================
                                                      Computational Materials
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       Final
                                                                                     Scheduled
             Class Size                           Expected Ratings      Average       Payment        Payment
  Class(2)       ($           Tranche Type        (Moody's/Fitch/      Life (3,4)       Date       Window (3,4)         Day Count
             millions)                                  S&P)
====================================================================================================================================
    A-1         235       Fixed Sequential PAC      Aaa/AAA/AAA      0.50 years/MAT   03/15/08   10/97-8/98 / 11 mo.      30/360
    A-2         166       Fixed Sequential PAC      Aaa/AAA/AAA      1.15 years/MAT   02/15/12   08/98-02/99 / 7 mo.      30/360
    A-3         307       Fixed Sequential PAC      Aaa/AAA/AAA      2.04 years/MAT   07/15/12   02/99-06/00 / 17 mo.     30/360
    A-4         100       Fixed Sequential PAC      Aaa/AAA/AAA      3.04 years/MAT   07/15/12   06/00-03/01 / 10 mo.     30/360
    A-5         132       Fixed Sequential PAC      Aaa/AAA/AAA      4.05 years/MAT   12/15/12   03/01-07/02 / 17 mo.     30/360
    A-6          39       Fixed Sequential PAC      Aaa/AAA/AAA      5.09 years/MAT   10/15/13   07/02-03/03 / 9 mo.      30/360
    A-7        95.25      Fixed Sequential PAC      Aaa/AAA/AAA      6.95 years/MAT   09/15/16   03/03-12/07 / 58 mo.     30/360
    A-8       137.50       Floater Companion        Aaa/AAA/AAA     1.25 years/CALL   02/15/22   10/97-10/00 / 37 mo.   Actual/360
    A-9       267.50    Auction Rate Companion(5)   Aaa/AAA/AAA      7.37 years/MAT   10/15/28   10/00-07/12 / 142 mo.  Actual/360
    B-1F       45.75      Fixed Subordinate        Baa3/BBB/BBB-     5.14 years/MAT   10/15/28   10/00-12/06 / 75 mo.     30/360
   A-7IO        ---        Interest Only (6)       Aaa/AAA/AAAr                                                           30/360

-----------------------------------------------------------------------------------------------------------------------------------
   Total       $1,525              --                    --                --             --         --Home Equity         --
                                                                                                        Loans--
-----------------------------------------------------------------------------------------------------------------------------------


(1) The information presented is based on a representative cut-off pool as of the 9/1/97 statistical calculation date.
(2) All Classes are backed by the cashflows from the fixed and adjustable rate collateral on a combined basis.
(3)  See "Pricing Prepayment Speed" below.
(4) Fixed Rate tranches are priced to maturity; Class A-8 Certificates are priced to call. The spread to LIBOR of the Floating Rate Class A-8 Certificates doubles after the clean-up call date. The WAL of Class A-8 Certificates does not change when run to maturity.

(5) The pass-through rate on the Class A-9 Certificates will be determined pursuant to Auction Procedures. The Auction Rate Companion will be managed by Merrill Lynch and Lehman Brothers only.
(6)  Merrill Lynch sole managed.

Seller and Servicer:        ContiMortgage Corporation

Trustee:                    Manufacturers and Traders Trust Company

Managers:                   Merrill Lynch (lead manager), ContiFinancial
                            Services Corporation, Bear Stearns, Credit Suisse
                            First Boston, Greenwich Capital Markets, Lehman
                            Brothers, Morgan Stanley Dean Witter (co-managers)

Fixed Rate Certificates: All the triple-A Fixed Rate Certificates will be Planned Amortization Class ("PAC") Certificates. The PAC classes will pay principal according to the amortization schedule specified below. The triple-B Fixed Rate Certificates will not be a PAC class and will provide credit support to the triple-A Fixed and Floating Rate Certificates.

Floating Rate               The two Floating Rate Certificates will be
Certificates:               triple-AAA rated and will be companions to the PAC
                            classes in terms of principal repayment

Pricing Prepayment Speed:   125% of the prepayment assumption ("PPC") will be
                            applied to the Fixed Rate Group for pricing purposes. 100% PPC describes prepayments starting at 4.0% CPR in month 1, increasing by 1.455% CPR per month to 20% CPR in month 12, and remaining at 20%
                            CPR thereafter. 30% CPR will be applied to the Adjustable Rate Group for pricing purposes.

Expected Pricing Date:      September 18, 1997.

Cut-Off Date                Close of Business September 12, 1997

Expected Settlement:        September 25, 1997 through DTC, Euroclear or CEDEL.

Beginning Accrual Period    Fixed Rate Certificates, Class A-7IO: September 13,
                            1997

First Period # Days         Fixed Rate Certificates, Class  A-7IO:  18 days
Interest Distribution

Distribution Dates:         The 15th of each month, beginning October, 1997.



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials


Optional Call:              10% Clean-up call (10% of original aggregate loan
                            balances).

Net Available Funds Cap:    The Floating Rate Certificates will be subject to an
                            available funds cap equal to the weighted average coupon rate of the aggregate Fixed and Adjustable
                            Rate Home Equity Loans less the sum of: (a) an amount, expressed as a annual percentage rate across the aggregate pool balance, equal to the sum of the Servicing Fee, the Trustee Fee, the Certificate
                            Insurer Fee and the Broker Dealer Fee (for the Class
                            A-9 only), in each case due with respect to the related period, (b) a 0.50% credit enhancement carve out and (c) for the first 30 Payment Dates only the product of (i) 8.50% per annum and (ii) the Class
                            A-7IO Notional Principal Amount divided by the aggregate pool balance.

Tax Status:                 REMIC


ERISA Eligibility:          The Class A certificates are ERISA eligible.

SMMEA Eligibility:          None of the offered certificates are SMMEA eligible.








--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

Transaction Structure Overview

o Principal and interest from the Fixed Rate Loan Group and Adjustable Rate Loan Group will be combined to pay principal and interest on the Class A and Class B-1F Certificates.


o    MBIA will wrap the Class A Certificates only (Class A1- A-9, A7IO).

o The Class A-1 through Class A-7 Certificates will be Planned Amortization Class ("PAC") Certificates

     1. The PAC certificates will pay principal sequentially according to the amortization schedule below

     2.   The PAC prepayment bands are:
               FRMs - 100% PPC to 190% PPC
               ARMs - 24% CPR to 45.6% CPR

o The Class A-8 and Class A-9 Certificates will be sequential companion bonds.

o The Pass-Through Rate on the Class A-9 Certificates will be determined pursuant to monthly Auction Rate Procedures.








--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials


PAC Schedule
------------

                                                         Principal Payment
            -------------------------------------------------------------------------------------------------------------
  Period      Class A-1       Class A-2      Class A-3       Class A-4       Class A-5       Class A-6       Class A-7
            --------------- -------------- --------------- --------------- --------------- --------------- --------------
    0       235,000,000.00  166,000,000.00  307,000,000.00  100,000,000.00  132,000,000.00   39,000,000.00  95,250,000.00
    1       225,141,521.87  166,000,000.00  307,000,000.00  100,000,000.00  132,000,000.00   39,000,000.00  95,250,000.00
    2       207,411,725.10  166,000,000.00  307,000,000.00  100,000,000.00  132,000,000.00   39,000,000.00  95,250,000.00
    3       188,491,295.50  166,000,000.00  307,000,000.00  100,000,000.00  132,000,000.00   39,000,000.00  95,250,000.00
    4       168,392,051.29  166,000,000.00  307,000,000.00  100,000,000.00  132,000,000.00   39,000,000.00  95,250,000.00
    5       147,130,720.45  166,000,000.00  307,000,000.00  100,000,000.00  132,000,000.00   39,000,000.00  95,250,000.00
    6       120,210,051.55  166,000,000.00  307,000,000.00  100,000,000.00  132,000,000.00   39,000,000.00  95,250,000.00
    7        92,421,344.83  166,000,000.00  307,000,000.00  100,000,000.00  132,000,000.00   39,000,000.00  95,250,000.00
    8        63,541,328.69  166,000,000.00  307,000,000.00  100,000,000.00  132,000,000.00   39,000,000.00  95,250,000.00
    9        35,718,840.58  166,000,000.00  307,000,000.00  100,000,000.00  132,000,000.00   39,000,000.00  95,250,000.00
    10        9,074,642.17  166,000,000.00  307,000,000.00  100,000,000.00  132,000,000.00   39,000,000.00  95,250,000.00
    11                0.00  148,513,798.46  307,000,000.00  100,000,000.00  132,000,000.00   39,000,000.00  95,250,000.00
    12                0.00  122,484,516.05  307,000,000.00  100,000,000.00  132,000,000.00   39,000,000.00  95,250,000.00
    13                0.00   96,975,414.70  307,000,000.00  100,000,000.00  132,000,000.00   39,000,000.00  95,250,000.00
    14                0.00   71,975,626.67  307,000,000.00  100,000,000.00  132,000,000.00   39,000,000.00  95,250,000.00
    15                0.00   47,475,001.35  307,000,000.00  100,000,000.00  132,000,000.00   39,000,000.00  95,250,000.00
    16                0.00   23,463,810.22  307,000,000.00  100,000,000.00  132,000,000.00   39,000,000.00  95,250,000.00
    17                0.00            0.00  306,932,437.33  100,000,000.00  132,000,000.00   39,000,000.00  95,250,000.00
    18                0.00            0.00  283,871,037.11  100,000,000.00  132,000,000.00   39,000,000.00  95,250,000.00
    19                0.00            0.00  261,670,182.65  100,000,000.00  132,000,000.00   39,000,000.00  95,250,000.00
    20                0.00            0.00  239,120,606.77  100,000,000.00  132,000,000.00   39,000,000.00  95,250,000.00
    21                0.00            0.00  217,413,311.85  100,000,000.00  132,000,000.00   39,000,000.00  95,250,000.00
    22                0.00            0.00  196,139,480.47  100,000,000.00  132,000,000.00   39,000,000.00  95,250,000.00
    23                0.00            0.00  175,312,962.75  100,000,000.00  132,000,000.00   39,000,000.00  95,250,000.00
    24                0.00            0.00  154,901,897.40  100,000,000.00  132,000,000.00   39,000,000.00  95,250,000.00
    25                0.00            0.00  134,898,013.09  100,000,000.00  132,000,000.00   39,000,000.00  95,250,000.00
    26                0.00            0.00  115,293,203.86  100,000,000.00  132,000,000.00   39,000,000.00  95,250,000.00
    27                0.00            0.00   96,079,525.82  100,000,000.00  132,000,000.00   39,000,000.00  95,250,000.00
    28                0.00            0.00   77,249,193.88  100,000,000.00  132,000,000.00   39,000,000.00  95,250,000.00
    29                0.00            0.00   58,794,578.54  100,000,000.00  132,000,000.00   39,000,000.00  95,250,000.00
    30                0.00            0.00   40,708,202.77  100,000,000.00  132,000,000.00   39,000,000.00  95,250,000.00
    31                0.00            0.00   22,982,738.93  100,000,000.00  132,000,000.00   39,000,000.00  95,250,000.00
    32                0.00            0.00    5,611,005.78  100,000,000.00  132,000,000.00   39,000,000.00  95,250,000.00
    33                0.00            0.00            0.00   88,585,965.52  132,000,000.00   39,000,000.00  95,250,000.00

    34                0.00            0.00            0.00   71,900,720.89  132,000,000.00   39,000,000.00  95,250,000.00
    35                0.00            0.00            0.00   55,551,704.95  132,000,000.00   39,000,000.00  95,250,000.00
    36                0.00            0.00            0.00   39,528,972.15  132,000,000.00   39,000,000.00  95,250,000.00
    37                0.00            0.00            0.00   39,528,972.15  132,000,000.00   39,000,000.00  95,250,000.00
    38                0.00            0.00            0.00   39,528,972.15  132,000,000.00   39,000,000.00  95,250,000.00
    39                0.00            0.00            0.00   28,232,735.99  132,000,000.00   39,000,000.00  95,250,000.00
    40                0.00            0.00            0.00   15,821,374.21  132,000,000.00   39,000,000.00  95,250,000.00
    41                0.00            0.00            0.00    3,930,708.27  132,000,000.00   39,000,000.00  95,250,000.00
    42                0.00            0.00            0.00            0.00  124,538,786.57   39,000,000.00  95,250,000.00
    43                0.00            0.00            0.00            0.00  113,624,589.88   39,000,000.00  95,250,000.00
    44                0.00            0.00            0.00            0.00  103,167,991.32   39,000,000.00  95,250,000.00
    45                0.00            0.00            0.00            0.00   93,149,718.15   39,000,000.00  95,250,000.00
    46                0.00            0.00            0.00            0.00   83,551,315.17   39,000,000.00  95,250,000.00
    47                0.00            0.00            0.00            0.00   74,355,109.71   39,000,000.00  95,250,000.00
    48                0.00            0.00            0.00            0.00   65,544,178.15   39,000,000.00  95,250,000.00
    49                0.00            0.00            0.00            0.00   57,102,313.89   39,000,000.00  95,250,000.00
    50                0.00            0.00            0.00            0.00   49,013,996.67   39,000,000.00  95,250,000.00
    51                0.00            0.00            0.00            0.00   41,264,363.27   39,000,000.00  95,250,000.00
    52                0.00            0.00            0.00            0.00   33,839,179.44   39,000,000.00  95,250,000.00
    53                0.00            0.00            0.00            0.00   26,724,813.03   39,000,000.00  95,250,000.00
    54                0.00            0.00            0.00            0.00   19,908,208.33   39,000,000.00  95,250,000.00
    55                0.00            0.00            0.00            0.00   13,376,861.45   39,000,000.00  95,250,000.00
    56                0.00            0.00            0.00            0.00    7,118,796.82   39,000,000.00  95,250,000.00
    57                0.00            0.00            0.00            0.00    1,122,544.68   39,000,000.00  95,250,000.00
    58                0.00            0.00            0.00            0.00            0.00   34,377,119.51  95,250,000.00
    59                0.00            0.00            0.00            0.00            0.00   28,871,999.45  95,250,000.00
    60                0.00            0.00            0.00            0.00            0.00   23,597,106.55  95,250,000.00



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

PAC Schedule
------------


                                                         Principal Payment
            -------------------------------------------------------------------------------------------------------------
  Period      Class A-1       Class A-2      Class A-3       Class A-4       Class A-5       Class A-6       Class A-7
            --------------- -------------- --------------- --------------- --------------- --------------- --------------
    61                0.00           0.00            0.00            0.00            0.00   18,542,787.88  95,250,000.00
    62                0.00           0.00            0.00            0.00            0.00   13,699,797.48  95,250,000.00
    63                0.00           0.00            0.00            0.00            0.00    9,059,279.07  95,250,000.00
    64                0.00           0.00            0.00            0.00            0.00    4,612,749.47  95,250,000.00
    65                0.00           0.00            0.00            0.00            0.00      352,082.79  95,250,000.00
    66                0.00           0.00            0.00            0.00            0.00            0.00  91,519,495.24
    67                0.00           0.00            0.00            0.00            0.00            0.00  87,607,530.63
    68                0.00           0.00            0.00            0.00            0.00            0.00  83,859,046.49
    69                0.00           0.00            0.00            0.00            0.00            0.00  80,267,200.75
    70                0.00           0.00            0.00            0.00            0.00            0.00  76,604,793.40
    71                0.00           0.00            0.00            0.00            0.00            0.00  72,996,525.82
    72                0.00           0.00            0.00            0.00            0.00            0.00  69,539,013.28
    73                0.00           0.00            0.00            0.00            0.00            0.00  66,225,951.21
    74                0.00           0.00            0.00            0.00            0.00            0.00  63,051,299.82
    75                0.00           0.00            0.00            0.00            0.00            0.00  60,009,272.86
    76                0.00           0.00            0.00            0.00            0.00            0.00  57,094,326.93
    77                0.00           0.00            0.00            0.00            0.00            0.00  54,301,151.22
    78                0.00           0.00            0.00            0.00            0.00            0.00  51,624,657.68
    79                0.00           0.00            0.00            0.00            0.00            0.00  49,059,971.61
    80                0.00           0.00            0.00            0.00            0.00            0.00  46,602,422.68
    81                0.00           0.00            0.00            0.00            0.00            0.00  44,247,536.30
    82                0.00           0.00            0.00            0.00            0.00            0.00  41,991,025.34
    83                0.00           0.00            0.00            0.00            0.00            0.00  39,828,782.26
    84                0.00           0.00            0.00            0.00            0.00            0.00  37,756,871.54
    85                0.00           0.00            0.00            0.00            0.00            0.00  35,771,522.41
    86                0.00           0.00            0.00            0.00            0.00            0.00  33,869,121.95
    87                0.00           0.00            0.00            0.00            0.00            0.00  32,046,208.42
    88                0.00           0.00            0.00            0.00            0.00            0.00  30,299,464.89
    89                0.00           0.00            0.00            0.00            0.00            0.00  28,625,713.18

    90                0.00           0.00            0.00            0.00            0.00            0.00  27,021,908.01
    91                0.00           0.00            0.00            0.00            0.00            0.00  25,485,131.41
    92                0.00           0.00            0.00            0.00            0.00            0.00  24,012,587.37
    93                0.00           0.00            0.00            0.00            0.00            0.00  22,601,596.74
    94                0.00           0.00            0.00            0.00            0.00            0.00  21,249,592.28
    95                0.00           0.00            0.00            0.00            0.00            0.00  19,954,114.01
    96                0.00           0.00            0.00            0.00            0.00            0.00  18,712,804.68
    97                0.00           0.00            0.00            0.00            0.00            0.00  17,523,405.45
    98                0.00           0.00            0.00            0.00            0.00            0.00  16,383,751.81
    99                0.00           0.00            0.00            0.00            0.00            0.00  15,291,769.57
   100                0.00           0.00            0.00            0.00            0.00            0.00  14,245,471.11
   101                0.00           0.00            0.00            0.00            0.00            0.00  13,242,951.73
   102                0.00           0.00            0.00            0.00            0.00            0.00  12,282,386.21
   103                0.00           0.00            0.00            0.00            0.00            0.00  11,362,025.45
   104                0.00           0.00            0.00            0.00            0.00            0.00  10,480,193.29
   105                0.00           0.00            0.00            0.00            0.00            0.00   9,635,283.46
   106                0.00           0.00            0.00            0.00            0.00            0.00   8,825,756.67
   107                0.00           0.00            0.00            0.00            0.00            0.00   8,050,137.78
   108                0.00           0.00            0.00            0.00            0.00            0.00   7,307,013.14
   109                0.00           0.00            0.00            0.00            0.00            0.00   6,595,028.01
   110                0.00           0.00            0.00            0.00            0.00            0.00   5,912,884.10
   111                0.00           0.00            0.00            0.00            0.00            0.00   5,912,884.10
   112                0.00           0.00            0.00            0.00            0.00            0.00   5,286,741.87
   113                0.00           0.00            0.00            0.00            0.00            0.00   4,686,861.59
   114                0.00           0.00            0.00            0.00            0.00            0.00   4,117,265.89
   115                0.00           0.00            0.00            0.00            0.00            0.00   3,571,434.54
   116                0.00           0.00            0.00            0.00            0.00            0.00   3,048,380.11
   117                0.00           0.00            0.00            0.00            0.00            0.00   2,547,156.19
   118                0.00           0.00            0.00            0.00            0.00            0.00   2,066,855.68
   119                0.00           0.00            0.00            0.00            0.00            0.00   1,606,609.16
   120                0.00           0.00            0.00            0.00            0.00            0.00   1,165,583.32
   121                0.00           0.00            0.00            0.00            0.00            0.00     742,979.44
   122                0.00           0.00            0.00            0.00            0.00            0.00     338,031.98
   123                0.00           0.00            0.00            0.00            0.00            0.00           0.00



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials


Credit Enhancement for Fixed and Floating Rate Certificates
-----------------------------------------------------------

o    Class A1-A9 Credit Enhancement:
     1.   Excess cash;
     2. Overcollateralization building up to a requirement of 1.0% of the aggregate original loan balance;
     3. Subordination of Class B-1F certificates, totaling 3.0% of the aggregate original loan balance;
     4.   MBIA surety.

o    Class B-1F Credit Enhancement:
     1.   Excess cash
     2. Overcollateralization building up to a requirement of 1.0% of the aggregate original loan balance.

Excess Cash
-----------

Excess cash will equal the difference between the interest payments received on the aggregate home equity loans net of the Servicing Fee, Trustee Fee, Auction Agent Fee and Certificate Interest.


Overcollateralization
---------------------

     1. Before the Stepdown Date, overcollateralization initially builds to 1.0% of the aggregate original loan balance of the Fixed and Adjustable Rate Loan Groups (subject to the MBIA performance triggers);
     2. On and after the Stepdown Date, and so long as no trigger event is in effect, the overcollateralization will step down monthly to 2.15% of the outstanding aggregate loan balance of the Fixed and Adjustable Rate Loan Groups;
     3. The overcollateralization step down will be subject to a floor of 0.50% of the aggregate original loan balance of the Fixed and Adjustable Rate Loan Groups (subject to MBIA trigger events).
     4. There will be no funding of the overcollateralization for the first 5 months of the transaction (until March 15, 1998).



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

Interest Cashflow Priority
--------------------------

o Interest Collections (net of Servicing and Trustee Fees) will be allocated in the following priority:

     1.   Current Interest and Carry-over Interest to the Class A Certificates


     2.   Current Interest to the Class B Certificates

     3.   To the overcollateralization to build up to its target amount

     4.   To Monthly Excess Cashflow Amounts


Principal Cashflow Priority
---------------------------

o Principal Collections (including accelerated cash to build overcollateralization) will be allocated in the following priority prior to the Stepdown Date(October 2000) if no trigger event is in effect:

     1. First sequentially to the Class A PAC bonds to their scheduled balance;

     2.   Remaining principal to Class A-8 floater companion until retired;

     3. Remaining principal to Class A-9 Auction Rate Floater companion until retired;

     4. Remaining principal sequentially to the Class A PAC bonds until retired;

     5.   Remaining principal to Class B1-F Certificate.

o Principal Collections (including accelerated cash to build overcollateralization) will be allocated in the following priority on and after the Stepdown Date(October 2000) if no trigger event is in effect:

     1. Determine the Triple A Principal Distribution Amount per the Subordination Test (as described below);

     2. First sequentially to the Class A PAC bonds to their scheduled balance to the extent that triple A principal is available;

     3. Remaining Triple A principal to the Class A-8 floater companion until retired;

     4. Remaining Triple A principal to the Class A-9 Auction Rate Floater companion until retired;

     5.   Sequentially to the Class A PAC bonds until retired.

     6. Non Triple A principal amounts to the Class B1-F Certificates on or after the Step Down Date until retired.

     7.   Monthly Excess Cashflow amounts.

o Collections of Principal (including accelerated cash) on and after the stepdown date (October 2000), and if no trigger event is in effect will be allocated in the following priority:


          Pay Class A bonds and Class B-1F pro-rata in accordance with enhancement targets, equal to 2.15 times the initial enhancement for each class:

                                  Targeted % of Pool   Target Credit Enhancement
                                  ------------------   -------------------------
          Class A                       91.40%                  8.60%
          Class B-1F                     6.45                   2.15
          Overcollateralization          2.15
                                       ------
                                       100%



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials


Principal Cashflow Priority (Class BF-1 Subordinated Certificates):

-------------------------------------------------------------------

o The Class B Certificates will not receive payments of principal until on and after the Stepdown Date, or if a trigger event is in effect. See the Class B Principal Distribution Amount definition below.

Subordination Test (To determine Triple A Principal Distribution Amount):
-------------------------------------------------------------------------

o Before the Stepdown Date, the Class A Certificates receive 100% of the collateral principal revenues and the excess cash to build to an OC target of 1.00% (based on the aggregate original balance). After the Stepdown Date, the Class A Certificates receive collateral principal to maintain 8.60% credit enhancement. (See Class A Principal Distribution Amount definition below)

Step Down Date:
---------------

o The earlier of: (i) the later of (a) the October 2000 Payment Date and (b) the first Payment Date on which the Senior Enhancement Percentage (i.e. the sum of the Subordinated Certificates and OC amount divided by the aggregate of the Fixed and Adjustable Rate Home Equity Loans) is at least 8.60%, and
     (ii) the Payment Date on which the aggregate Class A Balance has been reduced to zero.

Senior Enhancement Percentage:
------------------------------

o The percentage obtained by dividing (x) the sum of (i) the aggregate Certificate Principal Balance of the Subordinated Certificates and (ii) the Overcollateralization Amount by (y) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period.

Application of Monthly Excess Cashflow Amounts:
-----------------------------------------------

o Monthly Excess Cashflow Amounts which equal the sum of Monthly Excess Interest Amounts and Overcollateralization Release Amounts will be allocated in the following priority:

     1.   Class A Interest Carry Forward Amount

     2.   Extra Principal Distribution Amount

     3.   Class B Interest Carry Forward Amount

     4.   Unpaid Class B Realized Loss Amortization Amounts

     5.   Servicer for any unreimbursed Delinquency Advances or Servicing
          Advances

     6.   Class C Certificates


     7.   Class R Certificates


Note: Interest will not accrue or be payable on any written down amounts with respect to the Class B1-F Certificates.



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials



Delinquency Trigger:
--------------------

o After the Stepdown Date, a Delinquency Trigger Event has occurred if on any Payment Date 50% of the 60+ Day Delinquencies (including Bankruptcies, Foreclosures and REO properties) equals or exceeds the Senior Specified Enhancement Percentage (8.60% = 2.15 X 4.0%).

o Upon the occurrence and continuance of a Delinquency Trigger Event, the Class A Certificates will receive 100% of all principal distribution amounts (excluding excess interest).

Cumulative Realized Loss Trigger Event:

---------------------------------------

o A Cumulative Realized Loss Trigger Event occurs on any date of determination if the amount of Cumulative Realized Losses expressed as a percentage of the original aggregate loan balance of the Fixed and Adjustable Rate Loan Groups equals or exceeds the following amounts:

Date                                                      Percentages
October 1997-September 1999                               1.05%
October 1999-September 2000                               1.80%
October 2000-September 2001                               2.40%
October 2001-September 2002                               2.85%
October 2002 and thereafter                               3.00%


o Upon the occurrence and during the continuance of a Cumulative Realized Loss Trigger Event, the overcollateralization amount shall increase to 2.50% of the aggregate original balance of the Fixed and Adjustable Rate Loan Groups



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials


                             Collateral Description
                             ----------------------


o Collateral statistics are based on a representative pool as of close of business August 31, 1997 (the "statistical calculation date"). The actual statistics may vary.

                                             ARM Portfolio                                    Fixed Rate Portfolio
                                             -------------                                    --------------------
Total Outstanding Balance:      $375,719,436                                        $1,035,913,374

Number of Loans:                4,023                                               17,279

Average Remaining Balance:      $93,392.85 (range: $11,000.00 - $449,846.40)        $59,952.16 (range: $4,511.00 - $450,000.00)

Interest Rate Index:            o  18.69% 6-month LIBOR                             o  100.00% fixed rate loans
                                o  68.19% 2/28 adjustment
                                o  13.12% 3/27 adjustment

Amortization Method:            99.94% fully amortizing / 0.06% balloons            47.64% fully amortizing / 52.36% balloons

WA Gross Coupon:                10.362% (range: 6.250% - 15.900%)                   11.382% (range: 5.875% - 19.990%)

WA Gross Margin /
WA Life Cap:                    6.242% Margin / 16.640% Cap                         N/A

WA Periodic Interest Rate       1.067%                                              N/A
Caps:

WA Months to Roll:              20.41 months                                        N/A

Original Weighted Average       359.51 months (range: 120-360 months)               217.78 months (range:  60-360 months)
Term:

Remaining Weighted Average
Term:                           358.42 months (range:  119 - 360 months)            216.28 months (range:  54 - 360 months)

Seasoning:                      1.09 months (range:  0 - 16)                        1.50 months (range:  0 - 61 months)

Lien Position:                  100% first                                          93.70% first / 6.30% second

Original LTV Ratio:             77.46% (range: 10.58% - 100.00%)                    73.56% (range:  3.25% - 100.00%)

Original CLTV Ratio:            N/A                                                 76.56% (range:  9.17% - 113.90%)


WA Debt to Income Ratio:        40.12% (range:  2.00% - 74.00%)                     38.13% (range:  1.00% -83.00%)

Credit Grade:                   55.49% A, 27.36% B, 14.49% C, 2.62% D, 0.04% M      56.67% A, 24.12% B, 15.30% C, 3.66% D, 0.25 M

Documentation:                  81.14% full doc, 9.62% no income verification,      89.50% full doc, 6.41% no income verification,
                                9.20% no doc, 0.04% mixed use                       3.84% no doc, 0.25% mixed use

Property Type:                  87.74% single family, 3.45% 2-4 family, 5.06%       89.49% single family, 5.82% 2-4 family, 1.05%
                                PUD, 3.75% other                                    PUD, 3.64% other

Owner Occupancy:                95.37% owner occupied, 4.63% investor owned         96.12% owner occupied, 3.88% investor owned

Loan Purpose:                   54.35% debt consolidation and home improvement,     81.00% debt consolidation and home improvement,
                                32.59% purchase, 13.06% other                       11.25% purchase, 7.75.% other

Geographic Distribution:        CA (17.20%), MI (12.19%), UT (5.88%), OH (5.77%),   MI (9.99%), OH (9.44%), NC (7.18%), IL (6.77%),
                                WA (5.69%), CO (5.46%) with all remaining states    FL (6.72%), PA (6.30%), NY (5.75%),IN (5.07%)
                                under 5.0%                                          with all remaining states under 5.0%



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

Fixed Rate Collateral

Range of                                       Outstanding       Pct.
Outstanding                                      Principal         of
Principal Balance                   Count          Balance      Total
----------------------------     --------    -------------      -----
         0.01 -    25,000.00        2,508       47,879,659       4.62
    25,000.01 -    50,000.00        6,102      230,736,131      22.27
    50,000.01 -    75,000.00        4,490      274,484,651      26.50
    75,000.01 -   100,000.00        2,026      175,277,137      16.92
   100,000.01 -   125,000.00        1,052      117,055,480      11.30
   125,000.01 -   150,000.00          502       68,199,769       6.58
   150,000.01 -   175,000.00          239       38,702,123       3.74
   175,000.01 -   200,000.00          142       26,736,676       2.58
   200,000.01 -   225,000.00           72       15,202,838       1.47
   225,000.01 -   250,000.00           46       10,932,460       1.06
   250,000.01 -   275,000.00           32        8,312,643       0.80
   275,000.01 -   300,000.00           23        6,634,832       0.64
   300,000.01 -   325,000.00           15        4,672,701       0.45
   325,000.01 -   350,000.00           14        4,740,790       0.46
   350,000.01 -   400,000.00           11        4,155,294       0.40
   400,000.01 -   450,000.00            5        2,190,187       0.21
----------------------------     --------    -------------      -----
                      Total:       17,279    1,035,913,374        100
----------------------------     --------    -------------      -----
           Min:      4511.19
           Max:   450,000.00
       Average:    59,952.16:
----------------------------     --------    -------------      -----



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials


Fixed Rate Collateral

                                                        Outstanding         Pct.
                                                          Principal           of
Range of Coupons                         Count              Balance        Total
---------------------                 --------        -------------      -------
5.01 -    6.00                               1               86,162         0.01
6.01 -    7.00                               1              277,532         0.03
7.01 -    8.00                              37            2,824,927         0.27
8.01 -    9.00                             588           48,280,967         4.66
9.01 -    10.00                          2,316          171,316,191        16.54
10.01 -  11.00                           4,035          273,205,488        26.37
11.01-   12.00                           3,983          243,452,989        23.50
12.01 -   13.00                          3,114          163,546,431        15.79
13.01 -   14.00                          1,660           74,631,497         7.20
14.01 -   15.00                            916           35,636,155         3.44
15.01 -   16.00                            337           13,372,085         1.29
16.01 -   17.00                            185            5,694,999         0.55
17.01 -   18.00                             89            2,939,927         0.28
18.01 -   19.00                             15              561,458         0.05
19.01 -   20.00                              2               86,565         0.01
---------------------                 --------        -------------      -------
Total:                                  17,279        1,035,913,374          100
---------------------                 --------        -------------      -------
Min:  5.88
Max: 19.99
WAC: 11.38
---------------------                 --------        -------------      -------



Range of                                                Outstanding         Pct.

Remaining                                                 Principal           of
Terms to Maturity                        Count              Balance        Total
---------------------                 --------        -------------      -------
0 - 120                                    884           25,635,295         2.47
121 - 180                               11,384          683,811,604        66.01
181 - 240                                2,613          146,954,931        14.19
241 - 300                                   65            4,030,859         0.39
301 - 360                                2,333          175,480,684        16.94
---------------------                 --------        -------------      -------
Total:                                  17,279        1,035,913,374          100
---------------------                 --------        -------------      -------
Min:   54
Max:   360
Weighted Average:  216.28
---------------------                 --------        -------------      -------



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials



Fixed Rate Collateral

Range of                                                Outstanding         Pct.
Original                                                  Principal           of
Terms to Maturity                        Count              Balance        Total
---------------------                 --------        -------------      -------
0 -  120                                   884           25,635,295         2.47
121 -180                                11,384          683,811,604        66.01
181- 240                                 2,613          146,954,931        14.19
241- 300                                    64            3,863,914         0.37
301- 360                                  2334          175,647,630        16.96
---------------------                 --------        -------------      -------
Total:                                  17,279        1,035,913,374          100
---------------------                 --------        -------------      -------
Min:  60
Max:   360
Weighted Average:  217.78
---------------------                 --------        -------------      -------



                                                        Outstanding         Pct.
Range of                                                  Principal           of
Seasoning                                Count              Balance        Total
---------------------                 --------        -------------      -------
0 - 1                                    9,226          561,959,509        54.25
2 - 12                                   8,047          473,384,716        45.70
13>=                                         6              569,149         0.05
---------------------                 --------        -------------      -------
Total:                                  17,279        1,035,913,374          100
---------------------                 --------        -------------      -------
Min:  0
Max:   61
Weighted Average:  1.50
---------------------                 --------        -------------      -------



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials


Fixed Rate Collateral

                                                 Outstanding      Pct.
Range of                                           Principal        of
Original LTV                          Count          Balance     Total
---------------------              --------    -------------   -------
0.01 -     5.00                           3           34,167      0.00
5.01 -    10.00                          72        1,360,826      0.13
10.01 -   15.00                         408        8,706,658      0.84
15.01 -   20.00                         507       12,831,796      1.24
20.01 -   25.00                         459       13,737,087      1.33
25.01 -   30.00                         374       12,163,326      1.17
30.01 -   35.00                         359       12,431,577      1.20
35.01 -   40.00                         326       11,731,297      1.13
40.01 -   45.00                         364       14,305,774      1.38
45.01 -   50.00                         597       22,784,747      2.20
50.01 -   55.00                         427       18,131,638      1.75
55.01 -   60.00                         705       32,613,591      3.15
60.01 -   65.00                         971       51,212,053      4.94
65.01 -   70.00                       1,494       84,091,381      8.12
70.01 -   75.00                       1,967      120,793,803     11.66
75.01 -   80.00                       4,004      271,836,904     26.24
80.01 >=                              4,242      347,146,749     33.51
---------------------              --------    -------------   -------
Total:                               17,279    1,035,913,374       100
---------------------              --------    -------------   -------
Min:  3.25
Max:   100.00
Weighted Average:   73.56
---------------------              --------    -------------   -------




--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials


Fixed Rate Collateral

                                                 Outstanding      Pct.
                                                   Principal        of
Original CLTV                         Count          Balance     Total
---------------------              --------    -------------   -------
 5.01 -   10.00                           3           40,460      0.00
10.01 -   15.00                          25          479,737      0.05
15.01 -   20.00                          58        1,212,376      0.12
20.01 -   25.00                          81        1,969,343      0.19
25.01 -   30.00                         121        3,488,218      0.34
30.01 -   35.00                         186        5,542,873      0.54
35.01 -   40.00                         226        7,391,090      0.71

40.01 -   45.00                         304       10,702,258      1.03
45.01 -   50.00                         585       21,630,565      2.09
50.01 -   55.00                         432       17,756,637      1.71
55.01 -   60.00                         749       33,600,897      3.24
60.01 -   65.00                       1,039       53,328,642      5.15
65.01 -   70.00                       1,643       88,947,692      8.59
70.01 -   75.00                       2,239      129,387,001     12.49
75.01 -   80.00                       4,581      289,602,152     27.96
80.01 >=                              5,007      370,833,434     35.80
---------------------              --------    -------------   -------
Total:                               17,279    1,035,913,374       100
---------------------              --------    -------------   -------
Min: 9.17
Max: 113.90
Weighted Average:  76.56
---------------------              --------    -------------   -------



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================

                             Computational Materials

Fixed Rate Collateral

                                                        Outstanding         Pct.
                                                          Principal           of
Junior Lien Ratio                        Count              Balance        Total
---------------------                 --------        -------------      -------
0.00 -    4.99                          15,220          970,660,002        93.70
5.00 -    9.99                              15              211,742         0.02
10.00 -   14.99                            121            2,344,981         0.23
15.00 -   19.99                            315            7,091,752         0.68
20.00 -   24.99                            351            8,797,598         0.85
25.00 -   29.99                            304            9,460,206         0.91
30.00 -   34.99                            242            7,521,870         0.73
35.00 -   39.99                            186            6,460,175         0.62
40.00 -   44.99                            138            4,948,711         0.48
45.00 -   49.99                             91            3,867,787         0.37
50.00 -   54.99                             70            3,255,247         0.31
55.00 -   59.99                             50            2,239,992         0.22
60.00 -   64.99                             42            1,892,485         0.18
65.00 -   69.99                             38            1,779,148         0.17
70.00 -   74.99                             24            1,408,364         0.14
75.00 -   79.99                             22            1,126,480         0.11
80.00 -   84.99                             20              957,570         0.09
85.00 -   89.99                             17              958,437         0.09
90.00 -   94.99                             12              877,189         0.08
95.00 -   99.99                              1               53,638         0.01
---------------------                 --------        -------------      -------
Total:                                  17,279        1,035,913,374          100
---------------------                 --------        -------------      -------
Min:   0.00
Max:  95.63
Weighted Average:  37.87*
---------------------                 --------        -------------      -------

* For Second Liens Only



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials


Fixed Rate Collateral

Range of                                                Outstanding         Pct.
Debt to Income                                            Principal           of
Ratio                                    Count              Balance        Total
---------------------                 --------        -------------      -------
0.01 -    5.00                              19              745,985         0.07
5.01 -   10.00                             115            5,171,289         0.50
10.01 -   15.00                            415           15,802,042         1.53
15.01 -   20.00                            900           38,101,906         3.68
20.01 -   25.00                          1,507           73,971,818         7.14
25.01 -   30.00                          1,961          105,239,503        10.16
30.01 -   35.00                          2,389          133,965,705        12.93
35.01 -   40.00                          2,702          163,429,645        15.78
40.01 -   45.00                          3,054          205,207,305        19.81
45.01 -   50.00                          3,649          251,858,255        24.31
50.01 -   55.00                            541           40,195,366         3.88
55.01 -   60.00                             24            1,953,069         0.19
60.01 -   65.00                              1               84,674         0.01
75.01 -   80.00                              1               55,112         0.01
80.01-    85.00                              1              131,700         0.01
---------------------                 --------        -------------      -------
Total:                                  17,279        1,035,913,374          100
---------------------                 --------        -------------      -------
Min:   1.00
Max:   83.00
Weighted Average:  38.13
---------------------                 --------        -------------      -------





                                                        Outstanding         Pct.
                                                          Principal           of
Days Delinquent                          Count              Balance        Total
---------------------                 --------        -------------      -------
0-29                                    17,080        1,025,146,171        98.96
30-59                                      159            8,494,321         0.82
60-89                                       40            2,272,883         0.22
---------------------                 --------        -------------      -------
Total:                                  17,279        1,035,913,374          100
---------------------                 --------        -------------      -------



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials


Fixed Rate Collateral


                                                        Outstanding         Pct.
                                                          Principal           of
Product Type                             Count              Balance        Total
---------------------                 --------        -------------      -------
Balloon - 20/15                             13              609,825         0.06
Balloon -30/5                                3              111,439         0.01
Balloon - 30/15                          7,912          541,668,348        52.29
Fixed                                    9,351          493,523,762        47.64
---------------------                 --------        -------------      -------
Total:                                  17,279        1,035,913,374          100
---------------------                 --------        -------------      -------



                                                        Outstanding         Pct.
                                                          Principal           of
Lien Position                            Count              Balance        Total
---------------------                 --------        -------------      -------
1st Lien                                15,220          970,660,002        93.70
2nd Lien                                 2,059           65,253,372         6.30
---------------------                 --------        -------------      -------
Total:                                  17,279        1,035,913,374          100
---------------------                 --------        -------------      -------



                                                        Outstanding         Pct.
                                                          Principal           of
Balloon                                  Count              Balance        Total
---------------------                 --------        -------------      -------
Balloon                                  7,928          542,389,612        52.36
Non-Balloon                              9,351          493,523,762        47.64
---------------------                 --------        -------------      -------
Total:                                  17,279        1,035,913,374          100
---------------------                 --------        -------------      -------



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials


Fixed Rate Collateral

                                                        Outstanding         Pct.
Property                                                  Principal           of
Type                                    Count               Balance        Total
---------------------                 --------        -------------      -------
2 Family Residence                        684            42,089,795         4.06
3-4 Family Residence                      211            18,208,441         1.76
High Rise Condo                            10               411,726         0.04
Low Rise Condo                            108             5,737,910         0.55
Manufactured                              527            26,541,636         2.56
Mixed Use-Comrcl                           14             1,537,127         0.15
Mixed Use-Consum                           31             3,353,321         0.32
Pud                                       135            10,910,115         1.05
SFR Attached                              627            31,121,513         3.00
SFR  Detached                          14,932           896,001,791        86.49
---------------------                 --------        -------------      -------
Total:                                 17,279         1,035,913,374          100
---------------------                 --------        -------------      -------



                                                        Outstanding         Pct.
                                                          Principal           of
Loan Purpose                            Count               Balance        Total
---------------------                 --------        -------------      -------
Debt Consol                            13,282           786,083,955        75.88
Purchase                                1,603           116,586,101        11.25
DC & HI Combo                             453            24,525,513         2.37
Other                                   1,360            80,286,653         7.75
Home Improve.                             581            28,431,152         2.74

---------------------                 --------        -------------      -------
Total:                                 17,279         1,035,913,374          100
---------------------                 --------        -------------      -------



                                                        Outstanding         Pct.
Occupancy                                                 Principal           of
Status                                   Count              Balance        Total
---------------------                 --------        -------------      -------
Investor Owned                             902           40,159,605         3.88
Owner Occupied                          16,377          995,753,769        96.12
---------------------                 --------        -------------      -------
Total:                                  17,279        1,035,913,374          100
---------------------                 --------        -------------      -------



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials



Fixed Rate Collateral

                                                Outstanding       Pct.
                                                Principal         of
States                            Count         Balance           Total
---------------------             --------      -------------     -------
Michigan                          2,091         103,503,187       9.99
Ohio                              1,704          97,750,804       9.44
North Carolina                    1,309          74,426,381       7.18
Illinois                          1,188          70,099,176       6.77
Florida                           1,219          69,566,853       6.72
Pennsylvania                      1,121          65,220,462       6.30
New York                            763          59,582,515       5.75
Indiana                           1,097          52,557,999       5.07
New Jersey                          604          50,049,094       4.83
Georgia                             566          36,779,837       3.55
Maryland                            494          34,672,008       3.35
California                          257          26,022,022       2.51
South Carolina                      468          24,221,806       2.34
Massachusetts                       298          23,576,584       2.28
Missouri                            441          19,751,567       1.91
Virginia                            320          19,619,675       1.89
Kentucky                            322          17,868,370       1.72
Tennessee                           272          15,358,085       1.48
Colorado                            194          15,190,957       1.47
Texas                               204          13,101,038       1.26
Minnesota                           209          12,646,218       1.22
Wisconsin                           229          12,173,499       1.18
Utah                                176          11,591,070       1.12
Connecticut                         133          11,264,665       1.09
New Mexico                          159          10,922,321       1.05
Arizona                             155          10,765,993       1.04
Louisiana                           166           9,559,508       0.92
Washington                          102           8,350,526       0.81
Oregon                               85           6,716,132       0.65
Mississippi                         125           5,825,373       0.56
Rhode Island                         84           5,701,508       0.55
Iowa                                120           5,685,865       0.55
District of Columbia                 63           5,344,891       0.52
Kansas                               89           4,071,998       0.39
Delaware                             54           3,487,507       0.34
New Hampshire                        41           3,483,921       0.34



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials


Fixed Rate Collateral

                                              Outstanding      Pct.
                                              Principal        of
States                           Count        Balance          Total
---------------------            --------     -------------    -------
Oklahoma                             69           3,254,015       0.31
Nevada                               40           3,113,708       0.30
Nebraska                             66           2,890,175       0.28
Arkansas                             49           2,290,760       0.22
Idaho                                32           1,754,967       0.17
Hawaii                               12           1,668,220       0.16
West Virginia                        33           1,366,899       0.13
Maine                                26           1,263,901       0.12
Montana                              18           1,152,512       0.11
Wyoming                               7             366,308       0.04
South Dakota                          4             262,896       0.03
North Dakota                          1              19,600       0.00
---------------------            --------     -------------    -------
Total:                           17,279       1,035,913,374        100
---------------------            --------     -------------    -------




--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials


Fixed Rate Collateral

                                                        Outstanding         Pct.
                                                          Principal           of
Documentation Level                      Count              Balance        Total
---------------------                 --------        -------------      -------
Full Doc -Asset and Income              15,658          927,111,426        89.50
No Income Verifier                         956           66,445,655         6.41
No Documentation                           643           39,775,055         3.84
Other                                       22            2,581,238         0.25
---------------------                 --------        -------------      -------
Total:                                  17,279        1,035,913,374          100
---------------------                 --------        -------------      -------




                                                        Outstanding         Pct.
                                                          Principal           of
Credit Rating                            Count              Balance        Total
---------------------                 --------        -------------      -------
A                                        8,783          587,060,452        56.67
B                                        4,308          249,853,726        24.12
C                                        3,180          158,503,754        15.30
D                                          986           37,914,203         3.66
M                                           22            2,581,238         0.25
---------------------                 --------        -------------      -------
Total:                                  17,279        1,035,913,374          100
---------------------                 --------        -------------      -------



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials


Adjustable Rate Collateral


Range of                                                 Outstanding        Pct.
Outstanding                                                Principal          of
Principal Balance                          Count             Balance       Total
-------------------------               --------         -----------     -------
0.01 -    25,000.00                           89           1,882,534        0.50
25,000.01 -    50,000.00                     756          29,771,363        7.92
50,000.01 -    75,000.00                   1,038          64,977,609       17.29
75,000.01 -    100,000.00                    802          70,092,420       18.66
100,000.01 -   125,000.00                    540          60,439,051       16.09
125,000.01 -   150,000.00                    271          37,095,614        9.87
150,000.01 -   175,000.00                    176          28,462,242        7.58
175,000.01 -   200,000.00                    130          24,295,390        6.47
200,000.01 -   225,000.00                     68          14,451,145        3.85
225,000.01 -   250,000.00                     34           8,114,722        2.16
250,000.01 -   275,000.00                     34           8,938,935        2.38
275,000.01 -   300,000.00                     37          10,678,949        2.84
300,000.01 -   325,000.00                     19           6,017,006        1.60
325,000.01 -   350,000.00                     16           5,406,055        1.44
350,000.01 -   400,000.00                     10           3,759,229        1.00
400,000.01 -   450,000.00                      3           1,337,174        0.36
-------------------------               --------         -----------     -------
Total:                                     4,023         375,719,436         100
-------------------------               --------         -----------     -------
Min:  11,000.00
Max:  449,846.40
Average:   93,392.85
-------------------------               --------         -----------     -------



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials


Adjustable Rate Collateral




                                                          Outstanding       Pct.
Range of                                                    Principal         of
Current Coupons                             Count             Balance      Total
-------------------------                --------         -----------    -------
6.01 -    7.00                                  3             476,886       0.13
7.01 -    8.00                                 44           5,286,570       1.41
8.01 -    9.00                                316          35,342,976       9.41
9.01 -   10.00                              1,016         110,762,435      29.48
10.01 -  11.00                              1,464         136,489,769      36.33
11.01 -  12.00                                868          67,016,617      17.84
12.01 -  13.00                                228          15,673,814       4.17
13.01 -  14.00                                 54           3,146,910       0.84
14.01 -  15.00                                 24           1,253,482       0.33
15.01 -  16.00                                  6             269,979       0.07
-------------------------                --------         -----------    -------
Total:                                      4,023         375,719,436        100
-------------------------                --------         -----------    -------
Min:  6.25
Max:   15.90
WAC:   10.36
-------------------------                --------         -----------    -------


Range of                                                  Outstanding       Pct.
Original                                                    Principal         of
Terms to Maturity                           Count             Balance      Total
-------------------------                --------         -----------    -------
0- 120                                          1              26,873       0.01
121- 180                                       10             917,376       0.24
181- 240                                        1              91,800       0.02
301- 360                                    4,011         374,683,388      99.72
-------------------------                --------         -----------    -------
Total:                                      4,023         375,719,436        100
-------------------------                --------         -----------    -------

Min:   120
Max:  360
Weighted Average:  359.51
-------------------------                --------         -----------    -------



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials


Adjustable Rate Collateral


Range of                                     Outstanding       Pct.
Remaining                                      Principal         of
Terms to Maturity                 Count          Balance      Total
-------------------------      --------      -----------    -------
  0 - 120                             1           26,873       0.01
121 - 180                            10          917,376       0.24

181 - 240                             1           91,800       0.02
301 - 360                          4011      374,683,388      99.72
-------------------------      --------      -----------    -------
Total:                            4,023      375,719,437     100.00
-------------------------      --------      -----------    -------
Min: 119
Max: 360
Weighted Average:  358.42
-------------------------      --------      -----------    -------


                                                          Outstanding       Pct.
Range of                                                    Principal         of
Seasoning                                   Count             Balance      Total
-------------------------                --------         -----------    -------
0 -   1                                     2,812         266,161,203      70.84
2 -  12                                     1,209         109,222,843      29.07
13 >=                                           2             335,391       0.09
-------------------------                --------         -----------    -------
Total:                                      4,023         375,719,436        100
-------------------------                --------         -----------    -------
Min: 0
Max:  16
Weighted Average:  1.09
-------------------------                --------         -----------    -------



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials


Adjustable Rate Collateral

                                               Outstanding       Pct.
Range of                                         Principal         of
Original LTV                          Count        Balance      Total
-------------------------          --------    -----------    -------
10.01 -   15.00                           1         19,994       0.01
15.01 -   20.00                           4        157,348       0.04
20.01 -   25.00                          10        248,781       0.07
25.01 -   30.00                          11        567,054       0.15
30.01 -   35.00                          11        847,612       0.23
35.01 -   40.00                          36      1,673,507       0.45
40.01 -   45.00                          43      2,633,958       0.70
45.01 -   50.00                          84      5,123,009       1.36
50.01 -   55.00                          73      4,713,935       1.25
55.01 -   60.00                         146     10,949,272       2.91
60.01 -   65.00                         258     20,357,868       5.42
65.01 -   70.00                         407     34,895,791       9.29
70.01 -   75.00                         678     60,792,554      16.18
75.01 -   80.00                       1,061    101,262,305      26.95
80.01 >=                              1,200    131,476,450      34.99
-------------------------          --------    -----------    -------
Total:                                4,023    375,719,436        100
-------------------------          --------    -----------    -------
Min:   10.58
Max:   100.00
Weighted Average:   77.46
-------------------------          --------    -----------    -------



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials


Adjustable Rate Collateral

Range of                                                  Outstanding       Pct.
Debt to Income                                              Principal         of
Ratio                                       Count             Balance      Total
-------------------------                --------         -----------    -------
 0.01 -    5.00                                 1             200,000       0.05
 5.01 -   10.00                                25           1,462,797       0.39
10.01 -   15.00                                64           4,198,486       1.12
15.01 -   20.00                               162           1,0361477       2.76
20.01 -   25.00                               259          19,774,899       5.26
25.01 -   30.00                               366          27,386,133       7.29
30.01 -   35.00                               514          45,686,207      12.16
35.01 -   40.00                               615          55,284,786      14.71
40.01 -   45.00                               742          75,479,857      20.09
45.01 -   50.00                               948          97,521,497      25.96
50.01 -   55.00                               282          32,414,604       8.63
55.01 -   60.00                                42           5,698,297       1.52
60.01 -   65.00                                 2             153,438       0.04
65.01 -   70.00                                 1              96,958       0.03
-------------------------                --------         -----------    -------
Total:                                      4,023         375,719,436        100
-------------------------                --------         -----------    -------
Min:   2.00
Max:  74.00
Weighted Average:   40.12
-------------------------                --------         -----------    -------



                                                          Outstanding       Pct.
                                                            Principal         of
Days Delinquent                             Count             Balance      Total
-------------------------                --------         -----------    -------
0-29                                        4,005         374,318,170      99.63
30-59                                          11             721,040       0.19
60-89                                           7             680,227       0.18
-------------------------                --------         -----------    -------
Total:                                      4,023         375,719,436        100
-------------------------                --------         -----------    -------



                                                          Outstanding       Pct.
                                                            Principal         of
Index Type                                  Count             Balance      Total
-------------------------                --------         -----------    -------
Libor - 6 Month                             4,023         375,719,436        100
-------------------------                --------         -----------    -------
Total:                                      4,023         375,719,436        100
-------------------------                --------         -----------    -------



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials


Adjustable Rate Collateral

                                                         Outstanding        Pct.
                                                           Principal          of
Product Type                               Count             Balance       Total
-------------------------               --------         -----------     -------
ARM - 6 Month                                720          70,212,865       18.68
ARM - 2 Year/6Month                        2,802         256,186,748       68.19
ARM - 3 Year/6 Month                         501          49,319,823       13.13
-------------------------               --------         -----------     -------
Total:                                     4,023         375,719,436         100
-------------------------               --------         -----------     -------


                                                         Outstanding        Pct.
                                                           Principal          of
Lien Position                              Count             Balance       Total
-------------------------               --------         -----------     -------
1st Lien                                   4,023         375,719,436         100
-------------------------               --------         -----------     -------
Total:                                     4,023         375,719,436         100
-------------------------               --------         -----------     -------


                                                         Outstanding        Pct.
                                                           Principal          of
Balloon                                    Count             Balance       Total
-------------------------               --------         -----------     -------
Balloon                                        2             243,784        0.06
Non-Balloon                                4,021         375,475,653       99.94
-------------------------               --------         -----------     -------
Total:                                     4,023         375,719,436         100
-------------------------               --------         -----------     -------


                                                         Outstanding        Pct.
Property                                                   Principal          of
Type                                       Count             Balance       Total
-------------------------               --------         -----------     -------
Single Family Detached                     3,544         329,668,444       87.74
2-4 Family                                   151          12,939,639        3.45
PUD                                          141          18,994,442        5.06
Manufactured Housing                          90           6,507,713        1.73
Condo                                         66           5,487,240        1.46

Single Family Attached                        31           2,121,958        0.56
-------------------------               --------         -----------     -------
Total:                                     4,023         375,719,436         100
-------------------------               --------         -----------     -------



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials


Adjustable Rate Collateral

                                                         Outstanding        Pct.
                                                           Principal          of
Loan Purpose                               Count             Balance       Total
-------------------------               --------         -----------     -------
Debt Consolidation                         2,181         192,082,399       51.12
Purchase                                   1,187         122,438,887       32.59
Debt Cons. & Home Improv.                     92           8,116,583        2.16

Other                                        500          49,054,610       13.06
Home Improvement                              63           4,026,958        1.07
-------------------------               --------         -----------     -------
Total:                                     4,023         375,719,436         100
-------------------------               --------         -----------     -------



                                                         Outstanding        Pct.
Occupancy                                                  Principal          of
Status                                     Count             Balance       Total
-------------------------               --------         -----------     -------
Owner Occupied                             3,786         358,320,871       95.37
Investor Owned                               237          17,398,565        4.63
-------------------------               --------         -----------     -------
Total:                                     4,023         375,719,436         100
-------------------------               --------         -----------     -------



                                                         Outstanding        Pct.
                                                           Principal          of
Documentation Level                        Count             Balance       Total
-------------------------               --------         -----------     -------
Full Doc -Asset and Income                 3,337         304,853,955       81.14
No Income Verifier                           328          36,142,514        9.62
No Documentation                             357          34,571,746        9.20
Mixed Use                                      1             151,222        0.04
-------------------------               --------         -----------     -------
Total:                                     4,023         375,719,436         100
-------------------------               --------         -----------     -------



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

Adjustable Rate Collateral

                                                          Outstanding       Pct.
                                                            Principal         of
States                                      Count             Balance      Total
-------------------------                --------         -----------    -------
Arkansas                                        5             376,797       0.10
Arizona                                       180          16,289,949       4.34
California                                    491          64,638,308      17.20
Colorado                                      191          20,500,899       5.46
Connecticut                                    43           4,011,143       1.07
District of Columbia                            4             347,764       0.09
Delaware                                        5             465,596       0.12
Florida                                       163          15,656,583       4.17
Georgia                                        62           6,282,146       1.67
Hawaii                                         40           6,556,259       1.74
Iowa                                           18             955,863       0.25
Idaho                                          29           2,322,035       0.62
Illinois                                      122          10,076,618       2.68
Indiana                                        87           5,224,992       1.39
Kansas                                         27           2,171,551       0.58
Kentucky                                       37           2,321,915       0.62
Louisiana                                      16           1,218,380       0.32
Massachusetts                                  70           8,405,300       2.24
Maryland                                       39           4,453,965       1.19
Maine                                           7             984,598       0.26
Michigan                                      669          45,802,339      12.19
Minnesota                                      83           6,427,927       1.71
Missouri                                       92           5,844,797       1.56
Mississippi                                     8             691,177       0.18
Montana                                         8             885,658       0.24
North Carolina                                 63           4,209,587       1.12
North Dakota                                    2              78,100       0.02
Nebraska                                       15             833,921       0.22
New Hampshire                                   1              58,207       0.02
New Jersey                                     17           2,342,272       0.62
New Mexico                                     88           8,036,684       2.14

Nevada                                         69           8,678,151       2.31
New York                                       23           2,401,998       0.64
Ohio                                          284          21,696,145       5.77
Oklahoma                                       19           1,259,832       0.34
Oregon                                        125          13,144,396       3.50
Pennsylvania                                   72           5,492,237       1.46
Rhode Island                                   20           1,658,997       0.44
South Carolina                                 25           1,650,275       0.44
South Dakota                                    4             260,698       0.07
Tennessee                                      29           2,291,993       0.61
Texas                                         169          18,011,346       4.79
Utah                                          196          22,075,501       5.88



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials


Adjustable Rate Collateral


                                                          Outstanding       Pct.
                                                            Principal         of
States                                      Count             Balance      Total
-------------------------                --------         -----------    -------
Virginia                                       22           2,317,303       0.62
Vermont                                         1             205,000       0.05
Washington                                    213          21,395,266       5.69
Wisconsin                                      63           4,292,132       1.14
West Virginia                                   3             225,506       0.06
Wyoming                                         4             191,331       0.05
-------------------------                --------         -----------    -------
Total:                                      4,023         375,719,436        100
-------------------------                --------         -----------    -------



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials



Adjustable Rate Collateral

                                                         Outstanding        Pct.
                                                           Principal          of
Credit Rating                              Count             Balance       Total
-------------------------               --------         -----------     -------
A                                          1,986         208,488,805       55.49
B                                          1,131         102,809,835       27.36
C                                            743          54,444,704       14.49
D                                            162           9,824,870        2.62
M                                              1             151,222        0.04
-------------------------               --------         -----------     -------
Total:                                     4,023         375,719,436         100
-------------------------               --------         -----------     -------



                                                         Outstanding        Pct.
Range of                                                   Principal          of
Margins                                    Count             Balance       Total
-------------------------               --------         -----------     -------
0.00  -   0.99                                 2             119,126        0.03
3.00 -    3.99                                18           1,776,135        0.47
4.00 -    4.99                               189          20,649,549        5.50
5.00 -    5.99                              1272         136,046,210       36.21
6.00 -    6.99                              1558         142,379,427       37.90
7.00 -    7.99                               761          59,006,261       15.70
8.00 -    8.99                               178          12,619,495        3.36
9.00 -    9.99                                39           2,660,280        0.71
10.00 -  10.99                                 5             411,017        0.11
11.00 -  11.99                                 1              51,935        0.01
-------------------------               --------         -----------     -------
Total:                                     4,023         375,719,436         100
-------------------------               --------         -----------     -------
Min:   0.45
Max:   11.85
Weighted Average:   6.24
-------------------------               --------         -----------     -------



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials


Adjustable Rate Collateral

Initial                                                  Outstanding        Pct.
Periodic                                                   Principal          of
Cap                                        Count             Balance       Total
-------------------------               --------         -----------     -------
1.000                                        712          69,049,885       18.38
1.500                                         15           1,749,631        0.47
2.000                                         60           6,425,826        1.71
3.000                                       3194         294,345,073       78.34
5.000                                          1              57,000        0.02
6.000                                         26           2,642,783        0.70
7.000                                         15           1,449,238        0.39
-------------------------               --------         -----------     -------
Total:                                     4,023         375,719,436         100
-------------------------               --------         -----------     -------
Min:   1.00
Max:   7.00
Weighted Average:  2.645
-------------------------               --------         -----------     -------



                                                         Outstanding        Pct.
Periodic                                                   Principal          of
Rate Cap                                   Count             Balance       Total
-------------------------               --------         -----------     -------
1.00                                        3539         327,320,939       87.12

1.50                                         475          47,595,473       12.67
2.00                                           2             321,540        0.09
3.00                                           6             421,574        0.11
6.00                                           1              59,909        0.02
-------------------------               --------         -----------     -------
Total:                                     4,023         375,719,436         100
-------------------------               --------         -----------     -------
Min: 1.000
Max: 6.000
Weighted Average: 1.067
-------------------------               --------         -----------     -------



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials


Adjustable Rate Collateral


                                                         Outstanding        Pct.
                                                           Principal          of
Maximum Rate                               Count             Balance       Total
-------------------------               --------         -----------     -------
11.01 -   12.00                                1             277,184        0.07
12.01 -   13.00                                0                   0         0.0
13.01 -   14.00                               27           3,060,306        0.81
14.01 -   15.00                              200          21,935,347        5.84
15.01 -   16.00                              845          93,039,075       24.76
16.01 -   17.00                             1460         139,962,331       37.25
17.01 -   18.00                              991          80,793,212       21.50
18.01 -   19.00                              360          26,768,923        7.12
19.01 -   20.00                               99           7,712,029        2.05
20.01 -   21.00                               29           1,632,013        0.43
21.01 -   22.00                                8             350,575        0.09
22.01 -   23.00                                3             188,441        0.05
-------------------------               --------         -----------     -------
Total:                                     4,023         375,719,436         100
-------------------------               --------         -----------     -------
Min:  11.88
Max: 22.90
Weighted Average: 16.64
-------------------------               --------         -----------     -------



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials


Adjustable Rate Collateral



                                                         Outstanding        Pct.
                                                           Principal          of
Minimum Rate                               Count             Balance       Total
-------------------------               --------         -----------     -------
<          0.01                                2             106,383        0.03
2.01 -     3.00                                1             277,184        0.07
3.01 -     4.00                                2             228,650        0.06
4.01 -     5.00                                2             211,606        0.06
5.01 -     6.00                                7             594,400        0.16
6.01 -     7.00                                9           1,105,080        0.29
7.01 -     8.00                               50           5,530,357        1.47
8.01 -     9.00                              320          35,650,193        9.49
9.01 -    10.00                             1015         110,651,102       29.45
10.01 -   11.00                             1448         134,929,945       35.91
11.01 -   12.00                              863          66,776,228       17.77
12.01 -   13.00                              223          15,289,268        4.07
13.01 -   14.00                               51           2,845,579        0.76
14.01 -   15.00                               24           1,253,482        0.33
15.01 -   16.00                                6             269,979        0.07
-------------------------               --------         -----------     -------
Total:                                     4,023         375,719,436         100
-------------------------               --------         -----------     -------
Min.0.00
Max:  15.90
Weighted Average: 10.32
-------------------------               --------         -----------     -------



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials


Adjustable Rate Collateral

Next Rate                                               Outstanding         Pct.
Adjustment                                                Principal           of
Date                            Count                       Balance        Total
-------------------------    --------                   -----------      -------
1997-10                            28                     2,100,765         0.56
1997-11                            71                     6,220,519         1.66
1997-12                           176                    18,250,036         4.86
1998-01                           223                    20,112,864         5.35
1998-02                           159                    17,326,311         4.61
1998-03                            63                     6,202,370         1.65
1999-01                             3                       280,340         0.07
1999-02                             4                       367,548         0.10
1999-03                            12                     1,823,627         0.49
1999-04                            28                     2,411,679         0.64
1999-05                           141                    11,090,567         2.95
1999-06                           579                    52,022,798        13.85
1999-07                         1,060                    92,959,052        24.74
1999-08                           779                    75,784,729        20.17
1999-09                           197                    19,723,591         5.25
2000-03                             1                        59,816         0.02
2000-04                             3                       230,617         0.06
2000-05                            18                     1,064,810         0.28
2000-06                           101                     9,531,083         2.54
2000-07                           164                    15,832,351         4.21
2000-08                           152                    14,960,262         3.98

2000-09                            61                     7,363,700         1.96

-------------------------    --------                   -----------      -------
Total:                          4,023                   375,719,436          100
-------------------------    --------                   -----------      -------
Min (in months): 1
Max:  36
Weighted Average:  20.41
-------------------------    --------                   -----------      -------



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

TO MATURITY
-----------

Fixed Prepay                           PPC 0%    PPC 50%     PPC 75%    PPC 100%     PPC 125%     PPC 135%     PPC 150%     PPC 200%
ARM Prepay                             CPR 0%    CPR 15%     CPR 20%     CPR 25%      CPR 30%      CPR 35%      CPR 40%      CPR 50%

Class A-1
Avg. Life                                5.53       0.76        0.59        0.50         0.50         0.50         0.50         0.50
Start Prin                              10/97      10/97       10/97       10/97        10/97        10/97        10/97        10/97
End Prin                                10/07      02/99       10/98       08/98        08/98        08/98        08/98        08/98
Window (mos.)                             121         17          13          11           11           11           11           11

Class A-2
Avg. Life                               12.22       1.94        1.42        1.15         1.15         1.15         1.15         1.15
Start Prin                              10/07      02/99       10/98       08/98        08/98        08/98        08/98        08/98
End Prin                                11/11      03/00       07/99       02/99        02/99        02/99        02/99        02/99
Window (mos.)                              50         14          10           7            7            7            7            7

Class A-3
Avg. Life                               14.76       3.61        2.58        2.04         2.04         2.04         2.04         1.98
Start Prin                              11/11      03/00       07/99       02/99        02/99        02/99        02/99        02/99
End Prin                                07/12      08/02       03/01       06/00        06/00        06/00        06/00        04/00
Window (mos.)                               9         30          21          17           17           17           17           15

Class A-4
Avg. Life                               14.81       5.34        3.79        3.04         3.04         3.04         3.04         2.77
Start Prin                              07/12      08/02       03/01       06/00        06/00        06/00        06/00        04/00
End Prin                                07/12      07/03       11/01       03/01        03/01        03/01        03/01        12/00
Window (mos.)                               1         12           9          10           10           10           10            9



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
===============================================================================
                             Computational Materials

TO MATURITY
-----------
Fixed Prepay                           PPC 0%    PPC 50%     PPC 75%    PPC 100%     PPC 125%     PPC 135%     PPC 150%     PPC 200%
ARM Prepay                             CPR 0%    CPR 15%     CPR 20%     CPR 25%      CPR 30%      CPR 35%      CPR 40%      CPR 50%

Class A-5
Avg. Life                               14.82       6.58        4.68        4.05         4.05         4.05         4.05         3.79
Start Prin                              07/12      07/03       11/01       03/01        03/01        03/01        03/01        12/00
End Prin                                10/12      02/05       01/03       07/02        07/02        07/02        07/02        03/02
Window (mos.)                               4         20          15          17           17           17           17           16

Class A-6
Avg. Life                               15.56       7.68        5.47        5.09         5.09         5.09         5.09         4.77
Start Prin                              10/12      02/05       01/03       07/02        07/02        07/02        07/02        03/02
End Prin                                09/13      09/05       05/03       03/03        03/03        03/03        03/03        11/02
Window (mos.)                              12          8           5           9            9            9            9            9

Class A-7
Avg. Life                               17.16       8.70        6.97        6.95         6.95         6.95         6.95         6.57
Start Prin                              09/13      09/05       05/03       03/03        03/03        03/03        03/03        11/02
End Prin                                09/16      12/07       12/07       12/07        12/07        12/07        12/07        08/07
Window (mos.)                              37         28          56          58           58           58           58           58

Class A-8
Avg. Life                               21.95      10.77        7.26        4.13         1.25         0.74         0.52         0.31
Start Prin                              09/16      02/07       08/03       10/97        10/97        10/97        10/97        10/97
End Prin                                02/22      01/10       05/06       07/03        10/00        03/99        09/98        04/98
Window (mos.)                              66         36          34          70           37           18           12            7

Class B-1F
Avg. Life                               21.50      10.93        8.24        6.35         5.14         4.69         4.25         3.51
Start Prin                              07/12      10/03      `01/02       01/01        10/00        10/00        10/00        10/00
End Prin                                04/26      07/12       04/12       02/09        12/06        02/06        02/05        02/03
Window (mos.)                             166        106         124          98           75           65           53           29




--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

TO CALL
-------
Fixed Prepay                           PPC 0%    PPC 50%     PPC 75%    PPC 100%     PPC 125%     PPC 135%     PPC 150%     PPC 200%
ARM Prepay                             CPR 0%    CPR 15%     CPR 20%     CPR 25%      CPR 30%      CPR 35%      CPR 40%      CPR 50%

Class A-5
Avg. Life                               14.82       6.58        4.68        4.05         4.05         4.05         4.05         3.79
Start Prin                              07/12      07/03       11/01       03/01        03/01        03/01        03/01        12/00
End Prin                                10/12      02/05       01/03       07/02        07/02        07/02        07/02        02/02
Window (mos.)                               4         20          15          17           17           17           17           15


Class A-6
Avg. Life                               15.56       7.68        5.47        5.09         5.09         5.09         5.09         4.39
Start Prin                              10/12      02/05       01/03       07/02        07/02        07/02        07/02        02/02
End Prin                                09/13      09/05       05/03       03/03        03/03        03/03        03/03        02/02
Window (mos.)                              12          8           5           9            9            9            9            1

Class A-7
Avg. Life                               17.16       8.70        6.97        6.93         6.66         6.40         5.96         4.39
Start Prin                              09/13      09/05       05/03       03/03        03/03        03/03        03/03        02/02
End Prin                                09/16      12/07       12/07       02/07        04/05        07/04        10/03        02/02
Window (mos.)                              37         28          56          48           26           17            8            1

Class A-8
Avg. Life                               21.95      10.77        7.26        4.13         1.25         0.74         0.52         0.31
Start Prin                              09/16      02/07       08/03       10/97        10/97        10/97        10/97        10/97
End Prin                                02/22      01/10       05/06       07/03        10/00        03/99        09/98        04/98
Window (mos.)                              66         36          34          70           37           18           12            7

Class B-1F
Avg. Life                               21.43      10.93        8.10        6.24         5.05         4.60         4.18         3.45
Start Prin                              07/12      10/03      `01/02       01/01        10/00        10/00        10/00        10/00
End Prin                                03/25      07/12       10/09       02/07        04/05        07/04        10/03        02/02
Window (mos.)                             153        106          94          74           55           46           37           17



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

Decrement Tables: Class A-1
To Maturity

FRM                                    0% PPC    50% PPC     75% PPC    100% PPC     125% PPC     135% PPC     150% PPC     200% PPC
ARM                                    0% CPR    15% CPR     20% CPR     25% CPR      30% CPR      35% CPR      40% CPR      50% CPR

9/97                                      100        100         100         100          100          100          100          100
9/98                                       88         30           5           0            0            0            0            0
9/99                                       82          0           0           0            0            0            0            0
9/00                                       75          0           0           0            0            0            0            0
9/01                                       68          0           0           0            0            0            0            0
9/02                                       59          0           0           0            0            0            0            0
9/03                                       50          0           0           0            0            0            0            0
9/04                                       39          0           0           0            0            0            0            0
9/05                                       27          0           0           0            0            0            0            0
9/06                                       14          0           0           0            0            0            0            0
9/07                                        0          0           0           0            0            0            0            0
9/08                                        0          0           0           0            0            0            0            0
9/09                                        0          0           0           0            0            0            0            0
9/10                                        0          0           0           0            0            0            0            0
9/11                                        0          0           0           0            0            0            0            0
9/12                                        0          0           0           0            0            0            0            0
9/13                                        0          0           0           0            0            0            0            0
9/14                                        0          0           0           0            0            0            0            0
9/15                                        0          0           0           0            0            0            0            0
9/16                                        0          0           0           0            0            0            0            0
9/17                                        0          0           0           0            0            0            0            0
9/18                                        0          0           0           0            0            0            0            0
9/19                                        0          0           0           0            0            0            0            0
9/20                                        0          0           0           0            0            0            0            0
9/21                                        0          0           0           0            0            0            0            0
9/22                                        0          0           0           0            0            0            0            0
9/23                                        0          0           0           0            0            0            0            0
9/24                                        0          0           0           0            0            0            0            0
9/25                                        0          0           0           0            0            0            0            0
9/26                                        0          0           0           0            0            0            0            0
9/27                                        0          0           0           0            0            0            0            0
WAL                                      5.53       0.76        0.59        0.50         0.50         0.50         0.50         0.50



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

Decrement Tables: Class A-2
To Maturity

FRM                                    0% PPC    50% PPC     75% PPC    100% PPC     125% PPC     135% PPC     150% PPC     200% PPC
ARM                                    0% CPR    15% CPR     20% CPR     25% CPR      30% CPR      35% CPR      40% CPR      50% CPR

9/97                                      100        100         100         100          100          100          100          100
9/98                                      100        100         100          74           74           74           74           74
9/99                                      100         42           0           0            0            0            0            0
9/00                                      100          0           0           0            0            0            0            0
9/01                                      100          0           0           0            0            0            0            0
9/02                                      100          0           0           0            0            0            0            0
9/03                                      100          0           0           0            0            0            0            0
9/04                                      100          0           0           0            0            0            0            0
9/05                                      100          0           0           0            0            0            0            0
9/06                                      100          0           0           0            0            0            0            0
9/07                                      100          0           0           0            0            0            0            0
9/08                                       80          0           0           0            0            0            0            0
9/09                                       57          0           0           0            0            0            0            0

9/10                                       31          0           0           0            0            0            0            0
9/11                                        3          0           0           0            0            0            0            0
9/12                                        0          0           0           0            0            0            0            0
9/13                                        0          0           0           0            0            0            0            0
9/14                                        0          0           0           0            0            0            0            0
9/15                                        0          0           0           0            0            0            0            0
9/16                                        0          0           0           0            0            0            0            0
9/17                                        0          0           0           0            0            0            0            0
9/18                                        0          0           0           0            0            0            0            0
9/19                                        0          0           0           0            0            0            0            0
9/20                                        0          0           0           0            0            0            0            0
9/21                                        0          0           0           0            0            0            0            0
9/22                                        0          0           0           0            0            0            0            0
9/23                                        0          0           0           0            0            0            0            0
9/24                                        0          0           0           0            0            0            0            0
9/25                                        0          0           0           0            0            0            0            0
9/26                                        0          0           0           0            0            0            0            0
9/27                                        0          0           0           0            0            0            0            0
WAL                                     12.22       1.94        1.42        1.15         1.15         1.15         1.15         1.15



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

Decrement Tables: Class A-3
To Maturity

FRM                                    0% PPC    50% PPC     75% PPC    100% PPC     125% PPC     135% PPC     150% PPC     200% PPC
ARM                                    0% CPR    15% CPR     20% CPR     25% CPR      30% CPR      35% CPR      40% CPR      50% CPR

9/97                                      100        100         100         100          100          100          100          100
9/98                                      100        100         100         100          100          100          100          100
9/99                                      100        100          85          50           50           50           50           47
9/00                                      100         75          24           0            0            0            0            0
9/01                                      100         32           0           0            0            0            0            0
9/02                                      100          0           0           0            0            0            0            0
9/03                                      100          0           0           0            0            0            0            0
9/04                                      100          0           0           0            0            0            0            0
9/05                                      100          0           0           0            0            0            0            0
9/06                                      100          0           0           0            0            0            0            0
9/07                                      100          0           0           0            0            0            0            0
9/08                                      100          0           0           0            0            0            0            0
9/09                                      100          0           0           0            0            0            0            0
9/10                                      100          0           0           0            0            0            0            0
9/11                                      100          0           0           0            0            0            0            0
9/12                                        0          0           0           0            0            0            0            0
9/13                                        0          0           0           0            0            0            0            0
9/14                                        0          0           0           0            0            0            0            0
9/15                                        0          0           0           0            0            0            0            0
9/16                                        0          0           0           0            0            0            0            0
9/17                                        0          0           0           0            0            0            0            0
9/18                                        0          0           0           0            0            0            0            0
9/19                                        0          0           0           0            0            0            0            0
9/20                                        0          0           0           0            0            0            0            0
9/21                                        0          0           0           0            0            0            0            0
9/22                                        0          0           0           0            0            0            0            0
9/23                                        0          0           0           0            0            0            0            0
9/24                                        0          0           0           0            0            0            0            0
9/25                                        0          0           0           0            0            0            0            0
9/26                                        0          0           0           0            0            0            0            0
9/27                                        0          0           0           0            0            0            0            0
WAL                                     14.76       3.61        2.58        2.04         2.04         2.04         2.04         1.98



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

Decrement Tables: Class A-4
To Maturity

FRM                                    0% PPC    50% PPC     75% PPC    100% PPC     125% PPC     135% PPC     150% PPC     200% PPC
ARM                                    0% CPR    15% CPR     20% CPR     25% CPR      30% CPR      35% CPR      40% CPR      50% CPR

9/97                                      100        100         100         100          100          100          100          100
9/98                                      100        100         100         100          100          100          100          100
9/99                                      100        100         100         100          100          100          100          100
9/00                                      100        100         100          40           40           40           40            2
9/01                                      100        100          18           0            0            0            0            0
9/02                                      100         84           0           0            0            0            0            0
9/03                                      100          0           0           0            0            0            0            0
9/04                                      100          0           0           0            0            0            0            0
9/05                                      100          0           0           0            0            0            0            0
9/06                                      100          0           0           0            0            0            0            0

9/07                                      100          0           0           0            0            0            0            0
9/08                                      100          0           0           0            0            0            0            0
9/09                                      100          0           0           0            0            0            0            0
9/10                                      100          0           0           0            0            0            0            0
9/11                                      100          0           0           0            0            0            0            0
9/12                                        0          0           0           0            0            0            0            0
9/13                                        0          0           0           0            0            0            0            0
9/14                                        0          0           0           0            0            0            0            0
9/15                                        0          0           0           0            0            0            0            0
9/16                                        0          0           0           0            0            0            0            0
9/17                                        0          0           0           0            0            0            0            0
9/18                                        0          0           0           0            0            0            0            0
9/19                                        0          0           0           0            0            0            0            0
9/20                                        0          0           0           0            0            0            0            0
9/21                                        0          0           0           0            0            0            0            0
9/22                                        0          0           0           0            0            0            0            0
9/23                                        0          0           0           0            0            0            0            0
9/24                                        0          0           0           0            0            0            0            0
9/25                                        0          0           0           0            0            0            0            0
9/26                                        0          0           0           0            0            0            0            0
9/27                                        0          0           0           0            0            0            0            0
WAL                                     14.81       5.34        3.79        3.04         3.04         3.04         3.04         2.77



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

Decrement Tables: Class A-5
To Maturity


FRM                                    0% PPC    50% PPC     75% PPC    100% PPC     125% PPC     135% PPC     150% PPC     200% PPC
ARM                                    0% CPR    15% CPR     20% CPR     25% CPR      30% CPR      35% CPR      40% CPR      50% CPR

9/97                                      100        100         100         100          100          100          100          100
9/98                                      100        100         100         100          100          100          100          100
9/99                                      100        100         100         100          100          100          100          100
9/00                                      100        100         100         100          100          100          100          100
9/01                                      100        100         100          50           50           50           50           30
9/02                                      100        100          21           0            0            0            0            0
9/03                                      100         86           0           0            0            0            0            0
9/04                                      100         23           0           0            0            0            0            0
9/05                                      100          0           0           0            0            0            0            0
9/06                                      100          0           0           0            0            0            0            0
9/07                                      100          0           0           0            0            0            0            0
9/08                                      100          0           0           0            0            0            0            0
9/09                                      100          0           0           0            0            0            0            0
9/10                                      100          0           0           0            0            0            0            0
9/11                                      100          0           0           0            0            0            0            0
9/12                                        2          0           0           0            0            0            0            0
9/13                                        0          0           0           0            0            0            0            0
9/14                                        0          0           0           0            0            0            0            0
9/15                                        0          0           0           0            0            0            0            0
9/16                                        0          0           0           0            0            0            0            0
9/17                                        0          0           0           0            0            0            0            0
9/18                                        0          0           0           0            0            0            0            0
9/19                                        0          0           0           0            0            0            0            0
9/20                                        0          0           0           0            0            0            0            0
9/21                                        0          0           0           0            0            0            0            0
9/22                                        0          0           0           0            0            0            0            0
9/23                                        0          0           0           0            0            0            0            0
9/24                                        0          0           0           0            0            0            0            0
9/25                                        0          0           0           0            0            0            0            0
9/26                                        0          0           0           0            0            0            0            0
9/27                                        0          0           0           0            0            0            0            0
WAL                                     14.82       6.58        4.68        4.05         4.05         4.05         4.05         3.79




--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

Decrement Tables: Class A-6
To Maturity


FRM                                    0% PPC    50% PPC     75% PPC    100% PPC     125% PPC     135% PPC     150% PPC     200% PPC
ARM                                    0% CPR    15% CPR     20% CPR     25% CPR      30% CPR      35% CPR      40% CPR      50% CPR

9/97                                      100        100         100         100          100          100          100          100
9/98                                      100        100         100         100          100          100          100          100
9/99                                      100        100         100         100          100          100          100          100
9/00                                      100        100         100         100          100          100          100          100
9/01                                      100        100         100         100          100          100          100          100
9/02                                      100        100         100          61           61           61           61           13

9/03                                      100        100           0           0            0            0            0            0
9/04                                      100        100           0           0            0            0            0            0
9/05                                      100          0           0           0            0            0            0            0
9/06                                      100          0           0           0            0            0            0            0
9/07                                      100          0           0           0            0            0            0            0
9/08                                      100          0           0           0            0            0            0            0
9/09                                      100          0           0           0            0            0            0            0
9/10                                      100          0           0           0            0            0            0            0
9/11                                      100          0           0           0            0            0            0            0
9/12                                      100          0           0           0            0            0            0            0
9/13                                        0          0           0           0            0            0            0            0
9/14                                        0          0           0           0            0            0            0            0
9/15                                        0          0           0           0            0            0            0            0
9/16                                        0          0           0           0            0            0            0            0
9/17                                        0          0           0           0            0            0            0            0
9/18                                        0          0           0           0            0            0            0            0
9/19                                        0          0           0           0            0            0            0            0
9/20                                        0          0           0           0            0            0            0            0
9/21                                        0          0           0           0            0            0            0            0
9/22                                        0          0           0           0            0            0            0            0
9/23                                        0          0           0           0            0            0            0            0
9/24                                        0          0           0           0            0            0            0            0
9/25                                        0          0           0           0            0            0            0            0
9/26                                        0          0           0           0            0            0            0            0
9/27                                        0          0           0           0            0            0            0            0
WAL                                     15.56       7.68        5.47        5.09         5.09         5.09         5.09         4.77



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

Decrement Tables: Class A-7
To Maturity


FRM                                    0% PPC    50% PPC     75% PPC    100% PPC     125% PPC     135% PPC     150% PPC     200% PPC
ARM                                    0% CPR    15% CPR     20% CPR     25% CPR      30% CPR      35% CPR      40% CPR      50% CPR

9/97                                      100        100         100         100          100          100          100          100
9/98                                      100        100         100         100          100          100          100          100
9/99                                      100        100         100         100          100          100          100          100
9/00                                      100        100         100         100          100          100          100          100
9/01                                      100        100         100         100          100          100          100          100
9/02                                      100        100         100         100          100          100          100          100
9/03                                      100        100          73          73           73           73           73           59
9/04                                      100        100          40          40           40           40           40           30
9/05                                      100         96          20          20           20           20           20           14
9/06                                      100         27           8           8            8            8            8            5
9/07                                      100          1           1           1            1            1            1            0
9/08                                      100          0           0           0            0            0            0            0
9/09                                      100          0           0           0            0            0            0            0
9/10                                      100          0           0           0            0            0            0            0
9/11                                      100          0           0           0            0            0            0            0
9/12                                      100          0           0           0            0            0            0            0
9/13                                      100          0           0           0            0            0            0            0
9/14                                       50          0           0           0            0            0            0            0
9/15                                       18          0           0           0            0            0            0            0
9/16                                        0          0           0           0            0            0            0            0
9/17                                        0          0           0           0            0            0            0            0
9/18                                        0          0           0           0            0            0            0            0
9/19                                        0          0           0           0            0            0            0            0
9/20                                        0          0           0           0            0            0            0            0
9/21                                        0          0           0           0            0            0            0            0
9/22                                        0          0           0           0            0            0            0            0
9/23                                        0          0           0           0            0            0            0            0
9/24                                        0          0           0           0            0            0            0            0
9/25                                        0          0           0           0            0            0            0            0
9/26                                        0          0           0           0            0            0            0            0
9/27                                        0          0           0           0            0            0            0            0

WAL                                     17.16       8.70        6.97        6.95         6.95         6.95         6.95         6.57



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

Decrement Tables: Class A-8
To Maturity


FRM                                    0% PPC    50% PPC     75% PPC    100% PPC     125% PPC     135% PPC     150% PPC     200% PPC
ARM                                    0% CPR    15% CPR     20% CPR     25% CPR      30% CPR      35% CPR      40% CPR      50% CPR

9/97                                      100        100         100         100          100          100          100          100
9/98                                      100        100         100          97           54           28            0            0

9/99                                      100        100         100          96           19            0            0            0
9/00                                      100        100         100          95            4            0            0            0
9/01                                      100        100         100          56            0            0            0            0
9/02                                      100        100         100          27            0            0            0            0
9/03                                      100        100          95           0            0            0            0            0
9/04                                      100        100          59           0            0            0            0            0
9/05                                      100        100          22           0            0            0            0            0
9/06                                      100        100           0           0            0            0            0            0
9/07                                      100         76           0           0            0            0            0            0
9/08                                      100         41           0           0            0            0            0            0
9/09                                      100          8           0           0            0            0            0            0
9/10                                      100          0           0           0            0            0            0            0
9/11                                      100          0           0           0            0            0            0            0
9/12                                      100          0           0           0            0            0            0            0
9/13                                      100          0           0           0            0            0            0            0
9/14                                      100          0           0           0            0            0            0            0
9/15                                      100          0           0           0            0            0            0            0
9/16                                      100          0           0           0            0            0            0            0
9/17                                       86          0           0           0            0            0            0            0
9/18                                       69          0           0           0            0            0            0            0
9/19                                       51          0           0           0            0            0            0            0
9/20                                       31          0           0           0            0            0            0            0
9/21                                        8          0           0           0            0            0            0            0
9/22                                        0          0           0           0            0            0            0            0
9/23                                        0          0           0           0            0            0            0            0
9/24                                        0          0           0           0            0            0            0            0
9/25                                        0          0           0           0            0            0            0            0
9/26                                        0          0           0           0            0            0            0            0
9/27                                        0          0           0           0            0            0            0            0
WAL                                     21.95      10.77        7.26        4.13         1.25         0.74         0.52         0.31



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

Decrement Tables: Class B1-F
To Maturity


FRM                                    0% PPC    50% PPC     75% PPC    100% PPC     125% PPC     135% PPC     150% PPC     200% PPC
ARM                                    0% CPR    15% CPR     20% CPR     25% CPR      30% CPR      35% CPR      40% CPR      50% CPR

9/97                                      100        100         100         100          100          100          100          100
9/98                                      100        100         100         100          100          100          100          100
9/99                                      100        100         100         100          100          100          100          100
9/00                                      100        100         100         100          100          100          100          100
9/01                                      100        100         100          84           66           57           47           19
9/02                                      100        100          87          65           47           37           26            4
9/03                                      100        100          72          51           30           21           12            0
9/04                                      100         88          59          36           17           10            3            0
9/05                                      100         77          49          24            8            2            0            0
9/06                                      100         66          37          15            1            0            0            0
9/07                                      100         58          27           7            0            0            0            0
9/08                                      100         50          19           2            0            0            0            0
9/09                                      100         41          12           0            0            0            0            0
9/10                                      100         33           7           0            0            0            0            0
9/11                                      100         25           2           0            0            0            0            0
9/12                                       84          0           0           0            0            0            0            0
9/13                                       77          0           0           0            0            0            0            0
9/14                                       70          0           0           0            0            0            0            0
9/15                                       65          0           0           0            0            0            0            0
9/16                                       62          0           0           0            0            0            0            0
9/17                                       59          0           0           0            0            0            0            0
9/18                                       56          0           0           0            0            0            0            0
9/19                                       52          0           0           0            0            0            0            0
9/20                                       47          0           0           0            0            0            0            0
9/21                                       41          0           0           0            0            0            0            0
9/22                                       33          0           0           0            0            0            0            0
9/23                                       25          0           0           0            0            0            0            0
9/24                                       16          0           0           0            0            0            0            0

9/25                                        6          0           0           0            0            0            0            0
9/26                                        0          0           0           0            0            0            0            0
9/27                                        0          0           0           0            0            0            0            0
WAL                                     21.50      10.93        8.24        6.35         5.14         4.69         4.25         3.51


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

Available Funds Cap

   Period        Date          Coupon       Excess
   ------        ----          ------       ------
     1         10/15/97        10.006       3.139
     2         11/15/97        10.009       3.137
     3         12/15/97        10.016       3.134
     4         1/15/98         10.030       3.139
     5         2/15/98         10.048       3.146
     6         3/15/98         10.063       3.149

     7         4/15/98         10.069       3.140
     8         5/15/98         10.070       3.126
     9         6/15/98         10.073       3.112
     10        7/15/98         10.084       3.104
     11        8/15/98         10.098       3.099
     12        9/15/98         10.109       3.092
     13        10/15/98        10.113       3.078
     14        11/15/98        10.113       3.058
     15        12/15/98        10.112       3.038
     16        1/15/99         10.114       3.020
     17        2/15/99         10.118       3.003
     18        3/15/99         10.119       2.983
     19        4/15/99         10.119       2.962
     20        5/15/99         10.118       2.939
     21        6/15/99         10.117       2.916
     22        7/15/99         10.115       2.893
     23        8/15/99         10.366       3.120
     24        9/15/99         10.364       3.095
     25        10/15/99        10.361       3.068
     26        11/15/99        10.359       3.041
     27        12/15/99        10.357       3.013
     28        1/15/00         10.354       2.985
     29        2/15/00         10.352       2.956
     30        3/15/00         10.349       2.926



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

Available Funds Cap

   Period        Date          Coupon       Excess
   ------        ----          ------       ------
     31        4/15/00         10.437       4.000
     32        5/15/00         10.436       3.998
     33        6/15/00         10.436       3.997
     34        7/15/00         10.436       3.997
     35        8/15/00         10.478       4.040
     36        9/15/00         10.478       4.041
     37        10/15/00        10.477       4.042
     38        11/15/00        10.476       4.044
     39        12/15/00        10.476       4.033
     40        1/15/01         10.475       4.033
     41        2/15/01         10.475       4.035
     42        3/15/01         10.474       4.036
     43        4/15/01         10.474       4.040
     44        5/15/01         10.473       4.044
     45        6/15/01         10.473       4.049
     46        7/15/01         10.472       4.053
     47        8/15/01         10.471       4.057
     48        9/15/01         10.471       4.061
     49        10/15/01        10.470       4.065
     50        11/15/01        10.470       4.069
     51        12/15/01        10.469       4.072
     52        1/15/02         10.469       4.076



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

Available Funds Cap


   Period        Date          Coupon       Excess
   ------        ----          ------       ------
     53        2/15/02         10.468       4.079
     54        3/15/02         10.468       4.082
     55        4/15/02         10.467       4.086
     56        5/15/02         10.467       4.089
     57        6/15/02         10.466       4.091
     58        7/15/02         10.466       4.094
     59        8/15/02         10.465       4.098
     60        9/15/02         10.465       4.101
     61        10/15/02        10.464       4.105
     62        11/15/02        10.464       4.109
     63        12/15/02        10.463       4.113
     64        1/15/03         10.463       4.117
     65        2/15/03         10.462       4.120
     66        3/15/03         10.462       4.124
     67        4/15/03         10.461       4.130
     68        5/15/03         10.461       4.135
     69        6/15/03         10.460       4.141
     70        7/15/03         10.460       4.147
     71        8/15/03         10.459       4.154
     72        9/15/03         10.459       4.161
     73        10/15/03        10.458       4.167
     74        11/15/03        10.458       4.174
     75        12/15/03        10.457       4.181
     76        1/15/04         10.456       4.188
     77        2/15/04         10.456       4.195
     78        3/15/04         10.455       4.202
     79        4/15/04         10.455       4.209

     80        5/15/04         10.454       4.216
     81        6/15/04         10.454       4.223
     82        7/15/04         10.453       4.230



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

Available Funds Cap

   Period        Date          Coupon       Excess
   ------        ----          ------       ------
     83        8/15/04         10.453       4.236
     84        9/15/04         10.452       4.243
     85        10/15/04        10.452       4.250
     86        11/15/04        10.451       4.257
     87        12/15/04        10.451       4.264
     88        1/15/05         10.450       4.272
     89        2/15/05         10.449       4.279

     90        3/15/05         10.449       4.286
     91        4/15/05         10.448       4.293
     92        5/15/05         10.448       4.300
     93        6/15/05         10.447       4.308
     94        7/15/05         10.447       4.315
     95        8/15/05         10.446       4.323
     96        9/15/05         10.446       4.330
     97        10/15/05        10.445       4.338
     98        11/15/05        10.444       4.345
     99        12/15/05        10.444       4.353
    100        1/15/06         10.443       4.361
    101        2/15/06         10.443       4.369
    102        3/15/06         10.442       4.377
    103        4/15/06         10.441       4.386
    104        5/15/06         10.441       4.394
    105        6/15/06         10.440       4.403
    106        7/15/06         10.439       4.411
    107        8/15/06         10.439       4.420
    108        9/15/06         10.438       4.429
    109        10/15/06        10.437       4.438
    110        11/15/06        10.437       4.448
    111        12/15/06        10.436       4.457
    112        1/15/07         10.435       4.456



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

Available Funds Cap

   Period        Date          Coupon       Excess
   ------        ----          ------       ------
    113        2/15/07         10.435       4.461
    114        3/15/07         10.434       4.466
    115        4/15/07         10.434       4.471
    116        5/15/07         10.433       4.477
    117        6/15/07         10.432       4.482
    118        7/15/07         10.432       4.488
    119        8/15/07         10.431       4.493
    120        9/15/07         10.430       4.499
    121        10/15/07        10.430       4.504
    122        11/15/07        10.429       4.510
    123        12/15/07        10.428       4.516
    124        1/15/08         10.428       4.521
    125        2/15/08         10.427       4.520
    126        3/15/08         10.426       4.520
    127        4/15/08         10.425       4.519
    128        5/15/08         10.424       4.518
    129        6/15/08         10.424       4.517
    130        7/15/08         10.423       4.516
    131        8/15/08         10.422       4.516
    132        9/15/08         10.421       4.515
    133        10/15/08        10.420       4.514
    134        11/15/08        10.419       4.513
    135        12/15/08        10.418       4.512
    136        1/15/09         10.417       4.511
    137        2/15/09         10.416       4.510
    138        3/15/09         10.415       4.509
    139        4/15/09         10.414       4.508
    140        5/15/09         10.413       4.506
    141        6/15/09         10.412       4.505
    142        7/15/09         10.410       4.504



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-4
================================================================================
                             Computational Materials

Available Funds Cap

   Period        Date          Coupon       Excess
   ------        ----          ------       ------
    143         8/15/09        10.409       4.503
    144         9/15/09        10.408       4.501
    145        10/15/09        10.406       4.500
    146        11/15/09        10.405       4.498
    147        12/15/09        10.403       4.497
    148         1/15/10        10.402       4.495
    149         2/15/10        10.400       4.494
    150         3/15/10        10.398       4.492
    151         4/15/10        10.396       4.490
    152         5/15/10        10.394       4.488
    153         6/15/10        10.392       4.486
    154         7/15/10        10.390       4.484
    155         8/15/10        10.388       4.482
    156         9/15/10        10.386       4.479
    157        10/15/10        10.383       4.477
    158        11/15/10        10.381       4.474
    159        12/15/10        10.378       4.471
    160         1/15/11        10.375       4.469
    161         2/15/11        10.372       4.465
    162         3/15/11        10.368       4.462
    163         4/15/11        10.365       4.458

    164         5/15/11        10.361       4.455
    165         6/15/11        10.357       4.451
    166         7/15/11        10.353       4.446
    167         8/15/11        10.348       4.442
    168         9/15/11        10.343       4.437
    169        10/15/11        10.338       4.431
    170        11/15/11        10.332       4.425
    171        12/15/11        10.325       4.419
    172         1/15/12        10.319       4.412
    173         2/15/12        10.311       4.405
    174         3/15/12        10.303       4.397
    175         4/15/12        10.294       4.388
    176         5/15/12        10.284       4.378
    177         6/15/12        10.273       4.367
    178         7/15/12        10.261       4.355



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).